UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported) December 10, 2004
                                                      --------------------------

                              THACKERAY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-8254                                   04-2446697
--------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

       350 FIFTH AVENUE, SUITE 2723
              NEW YORK, N.Y.                              10118
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 564-3393
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K filed by Thackeray Corporation (the "Company") on December 16, 2004. Specifically, this Form 8-K/A includes pro forma financial information relating to the Company's sale of substantially all of its assets to EST Orlando, Ltd.

Item 2.01      Completion of Acquisition or Disposition of Assets.

               As previously reported, on December 10, 2004, the Company announced the completion of the sale of substantially all of its assets to EST Orlando, Ltd. Please refer to the Company's Current Report on Form 8-K filed with the Commission on December 16, 2004 for additional information.

Item 9.01      Financial Statements and Exhibits.

(b)  Unaudited Pro Forma Financial Information

        Introduction to Pro Forma Financial Statements (Unaudited)          F-1

        Pro Forma Balance Sheet as of September 30, 2004 (Unaudited)        F-2

        Pro Forma Statement of Operations (Unaudited)                       F-3

        Notes to Pro Forma Financial Statements (Unaudited)                 F-5

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THACKERAY CORPORATION



Date:     December 20, 2004            By: /s/  Jules Ross
                                          --------------------------------------
                                          Name:    Jules Ross
                                          Title:   Vice President, Treasurer and
                                                   Secretary

                      THACKERAY CORPORATION AND SUBSIDIARY
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                                   (unaudited)


The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Thackeray Corporation and subsidiary (collectively called the Company). The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company.


The accompanying pro forma balance sheet has been prepared as if the sale as described below occurred at the Company's balance sheet date. The accompanying pro forma statements of operations have been prepared as if the sale occurred at the beginning of the year presented. These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the year ending December 31, 2004.

The pro forma transactions (see notes to pro forma financial statements) as follows.

>> the sale of the Company's interest in the BT Orlando Limited Partnership and the sale of undeveloped land

>>   expenses associated with the above sale

                     THACKERAY CORPORATION AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (Unaudited)



                   ASSETS                                September 30                Pro Forma Adjustments
                                                            2004                     =====================              Pro Forma
                                                        --------------                                                --------------
                                                         (Historical)                DR                  CR
                                                                                --------------      --------------
       Cash & cash equivalents                          $   703,000             $ 6,121,000(1)      $         -       $ 6,824,000
       Investment in land                                 1,951,000                                   1,951,000(3)              -
       Investment in real estate partnership                      -                                                             -
       Other assets                                          74,000                                                        74,000
                                                        ------------                                                  ------------

  Total assets                                          $ 2,728,000                                                   $ 6,898.000
                                                        ============                                                  ============

  LIABILITIES & SHAREHOLDERS' EQUITY

       Accounts payable & accrued expenses              $   127,000             $         -         $ 1,625,000(2)    $ 1,752,000
       Other liabilities                                     60,000                                                        60,000
                                                        ------------                                                  ------------
       Total Liabilities                                    187,000                                                     1,812,000
                                                        ------------                                                  ------------

   COMMITMENTS & CONTINGENCIES

     STOCKHOLDERS' EQUITY

       Common stock                                         511,000                                                       511,000
       Capital in excess of par                          43,542,000                                                    43,542,000
       Accumulated deficit                              (41,512,000)                                  2,545,000       (38,967,000)
                                                        ------------                                                  ------------
       Total stockholder's equity                         2,541,000                                                     5,086,000
                                                        ------------                                                  ------------
       Total liabilities & stockholder's equity         $ 2,728,000             $ 6,121,000         $ 6,121,000       $ 6,898,000
                                                        ============            ============        ============      ============


                     THACKERAY CORPORATION AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (Unaudited)


                                                         September 30                Pro Forma Adjustments
                                                            2004                     =====================              Pro Forma
                                                        --------------                                               --------------
                                                         (Historical)                DR                  CR
                                                                                --------------      --------------

     REVENUE FROM REAL ESTATE                           $         -             $         -         $         -       $         -
     EXPENSES OF REAL ESTATE                                      -                                                             -
                                                        ------------                                                  ------------


(INCOME) LOSS FROM REAL ESTATE                                    -                                                             -
                                                        ------------                                                  ------------

 OTHER EXPENSES (INCOME)

       Sale of property                                           -               1,951,000(3)        6,121,000(1)     (4,170,000)
       General & administrative                             349,000               1,625,000(2)                          1,974,000
       Interest income                                       (2,000)                                                       (2,000)
                                                        ------------                                                  ------------
                                                            347,000                                                    (2,198,000)
                                                        ------------                                                  ------------

(LOSS) INCOME BEFORE INCOME TAXES                          (347,000)                                                    2,198,000

       Income tax benefit                                         -                                                             -
                                                        ------------                                                  ------------

   NET (LOSS) INCOME                                    $  (347,000)            $ 3,576,000        $ 6, 121,000       $ 2,198,000
                                                        ============            ============       =============      ============

   INCOME (LOSS) PER SHARE                              $     (0.07)                                                  $      0.43
                                                        ============                                                  ============

   NUMBER OF SHARES                                       5,107,401                                                     5,107,401
                                                        ============                                                  ============


                     THACKERAY CORPORATION AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS



                                                          December 31,                Pro Forma Adjustments
                                                             2003                     =====================              Pro Forma
                                                         --------------                                               --------------
                                                          (Historical)                DR                  CR            (Unaudited)
                                                                                 --------------      --------------

REVENUE FROM REAL ESTATE                                $         -             $         -        $          -       $         -
EXPENSES OF REAL ESTAT E                                          -                                                             -
                                                        ------------                                                  ------------


(INCOME) LOSS FROM REAL ESTATE                                    -                                                             -
                                                        ------------                                                  ------------

 OTHER EXPENSES (INCOME)

       Sale of property                                           -               1,951,000(3)        6,121,000(1)     (4,170,000)
       General & administrative                             398,000               1,625,000(2)                          2,023,000
       Interest income                                      (15,000)                                                      (15,000)
                                                        ------------                                                  ------------
                                                            383,000                                                    (2,162,000)
                                                        ------------                                                  ------------

(LOSS) INCOME BEFORE INCOME TAXES                          (383,000)                                                    2,162,000

       Income tax benefit                                         -                                                             -
                                                        ------------                                                  ------------

 NET (LOSS) INCOME                                      $  (383,000)            $ 3,576,000        $  6,121,000       $ 2,162,000
                                                        ============            ============       =============      ============

 INCOME (LOSS) PER SHARE                                $      (.07)                                                  $       .42
                                                        ============                                                  ============

 NUMBER OF SHARES                                         5,107,401                                                   $ 5,107,401
                                                        ============                                                  ============


                      THACKERAY CORPORATION AND SUBSIDIARY
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


(1) The Company, upon the close of the transaction will receive $6,121,000 in cash proceeds ($6,250,000 sales price reduced by closing costs of title insurance and documentary stamps) of which $250,000 is allocated to the sale of its investment in the BT Orlando partnership and $5,871,000 is allocated to the sale of the undeveloped land, respectively.

(2) To record various expenses incurred in the connection with this transaction-legal fees, valuation fees, proxy and transfer agent fees, accounting fees, etc.

(3)  To remove the cost of the property being sold.